Exhibit 99.2

EMPIRE STATE REALTY TRUST
Supplemental Operating and Financial Data
June 30, 2021

Second Quarter 2021

Forward-looking Statements

This presentation includes “forward looking statements” within the meaning of the federal securities laws. Forward-looking statements may be identified by the use of words such as “believes,” “expects,” “may,” “will,” “should,” “seeks,” “approximately,” “intends,” “plans,” “estimates,” “contemplates,” “aims,” “continues,” “would” or “anticipates” or the negative of these words and phrases or similar words or phrases.

The following factors, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements: (i) economic, political and social impact of, and uncertainty relating to, the COVID-19 pandemic; (ii) resolution of legal proceedings involving the Company; (iii) reduced demand for office or retail space, including as a result of the COVID-19 pandemic; (iv) changes in our business strategy; (v) changes in technology and market competition that affect utilization of our office, retail, broadcast or other facilities; (vi) changes in domestic or international tourism, including due to health crises such as the COVID-19 pandemic, geopolitical events and/or currency exchange rates, which may cause a decline in Observatory visitors; (vii) defaults on, early terminations of, or non-renewal of, leases by tenants; (viii) increases in the Company’s borrowing costs as a result of changes in interest rates and other factors, including the potential phasing out of LIBOR after 2021; (ix) declining real estate valuations and impairment charges; (x) termination or expiration of our ground leases; (xi) changes in our ability to pay down, refinance, restructure or extend our indebtedness as it becomes due and potential limitations on our ability to borrow additional funds in compliance with drawdown conditions and financial covenants; (xii) decreased rental rates or increased vacancy rates; (xiii) our failure to redevelop and reposition properties, or to execute any newly planned capital project successfully or on the anticipated timeline or at the anticipated costs; (xiv) difficulties in identifying properties to acquire and completing acquisitions; (xv) risks related to our development projects (including our Metro Tower development site) and capital projects, including the cost of construction delays and cost overruns; (xvi) impact of changes in governmental regulations, tax laws and rates and similar matters; (xvii) our failure to qualify as a REIT; (xviii) environmental uncertainties and risks related to adverse weather conditions, rising sea levels and natural disasters and (xix) the accuracy of our methodologies and estimates regarding ESG metrics, goals and targets, tenant willingness and ability to collaborate towards reporting ESG metrics and meeting ESG goals and targets, and the impact of governmental regulation on our ESG efforts.

For a further discussion of these and other factors that could impact the Company’s future results, performance or transactions, see the section entitled “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2020, and other risks described in documents subsequently filed by the Company from time to time with the Securities and Exchange Commission.

While forward-looking statements reflect the Company’s good faith beliefs, they are not guarantees of future performance. The Company disclaims any obligation to update or revise publicly any forward-looking statement to reflect changes in underlying assumptions or factors, new information, data or methods, future events, or other changes after the date of this press release, except as required by applicable law. Prospective investors should not place undue reliance on any forward-looking statements, which are based only on information currently available to the Company (or to third parties making the forward-looking statements).

Second Quarter 2021

COMPANY PROFILE

Empire State Realty Trust, Inc., or the Company, is a leading real estate investment trust (REIT) that owns, manages, operates, acquires and repositions office and retail properties in Manhattan and the greater New York metropolitan area, including the Empire State Building, the world’s most famous building.

BOARD OF DIRECTORS

Anthony E. Malkin	Chairman, President and Chief Executive Officer
Leslie D. Biddle	Director, Chair of the Compensation and Human Capital Committee
Thomas J. DeRosa	Director
Steven J. Gilbert	Director, Lead Independent Director
S. Michael Giliberto	Director, Chair of Audit Committee
Patricia S. Han	Director
Grant H. Hill	Director
R. Paige Hood	Director, Chair of the Finance Committee
James D. Robinson IV	Director, Chair of Nominating and Corporate Governance Committee

EXECUTIVE MANAGEMENT

Anthony E. Malkin	Chairman, President and Chief Executive Officer
Christina Chiu	Executive Vice President and Chief Financial Officer
Thomas P. Durels	Executive Vice President, Real Estate
Thomas N. Keltner, Jr.	Executive Vice President, General Counsel and Secretary

COMPANY INFORMATION

Corporate Headquarters	Investor Relations	New York Stock Exchange
111 West 33rd Street, 12th Floor	Greg Faje	Trading Symbol: ESRT
New York, NY 10120	IR@esrtreit.com
www.esrtreit.com
(212) 850-2600

RESEARCH COVERAGE

Bank of America Merrill Lynch	James Feldman	(646) 855-5808	james.feldman@baml.com
BMO Capital Markets Corp.	John Kim	(212) 885-4115	jp.kim@bmo.com
BTIG	Thomas Catherwood	(212) 738-6140	tcatherwood@btig.com
Citi	Michael Bilerman	(212) 816-1383	michael.bilerman@citi.com
	Emmanuel Korchman	(212) 816-1382	emmanuel.korchman@citi.com
Evercore ISI	Steve Sakwa	(212) 446-9462	steve.sakwa@evercoreisi.com
Green Street Advisors	Daniel Ismail	(949) 640-8780	dismail@greenstreetadvisors.com
KeyBanc Capital Markets	Craig Mailman	(917) 368-2316	cmailman@key.com
Wells Fargo Securities, LLC	Blaine Heck	(443) 263-6529	blaine.heck@wellsfargo.com
Wolfe Research	Andrew Rosivach	(646) 582-9251	arosivach@wolferesearch.com

Second Quarter 2021
Financial Highlights
(unaudited and dollars in thousands, except per share amounts)

	Three Months Ended
	June 30, 2021		March 31, 2021		December 31, 2020		September 30, 2020		June 30, 2020
Selected Items:
Revenue	$153,408		$145,304		$151,399		$146,575		$141,030
Net income (loss)	$4,411		$(3,191)		$710		$(12,269)		$(19,618)
Cash net operating income (1)	$82,812		$71,340		$82,079		$73,037		$78,368
Core funds from operations (“Core FFO”) (1)	$48,798		$41,035		$47,308		$34,896		$39,498
Core funds available for distribution (“Core FAD”) (1)	$27,205		$29,693		$41,267		$24,083		$37,786
Core FFO per share - diluted	$0.18		$0.15		$0.17		$0.12		$0.14
Diluted weighted average shares	278,436,000		277,881,000		278,471,000		280,940,000		283,384,000
Dividends declared and paid per share	$0.035		$—		$—		$—		$0.105

Portfolio Statistics:
Number of properties	20		20		20		20		20
Total rentable square footage	10,135,063		10,134,980		10,135,330		10,136,793		10,132,492
Percent occupied (2)	85.2%		85.0%		85.9%		85.9%		85.6%
Percent leased (3)	88.2%		88.7%		88.7%		89.7%		89.6%

Observatory Metrics:
Number of visitors (4)	162,000		51,000		55,000		30,000		—
Change in visitors year over year	N/A		(87.9%)		(93.8%)		(97.1%)		N/A
Observatory revenues (5)	$8,359		$2,603		$5,008		$4,419		$86
Change in revenues year over year	N/A		(86.7%)		(86.7%)		(88.2%)		N/A

Ratios:
Debt to Total Market Capitalization (6)	37.9%		39.7%		43.9%		51.6%		54.3%
Net Debt to Total Market Capitalization (6)	31.4%		32.6%		37.2%		46.3%		43.7%
Debt and Perpetual Preferred Units to Total Market Capitalization (6)	39.5%		41.3%		45.7%		53.9%		56.2%
Net Debt and Perpetual Preferred Units to Total Market Capitalization (6)	33.1%		34.5%		39.2%		48.9%		46.1%
Debt to Adjusted EBITDA (1) (7)	8.3	x	8.6	x	8.4	x	6.9	x	7.9	x
Net Debt to Adjusted EBITDA (1) (7)	6.2	x	6.5	x	6.3	x	5.6	x	5.2	x
Interest Coverage Ratio	3.7	x	3.5	x	3.7	x	2.9	x	2.6	x
Core FFO Payout Ratio (8)	19%		0%		0%		0%		83%
Core FAD Payout Ratio (9)	35%		0%		0%		0%		86%

Class A common stock price at quarter end	$12.00		$11.13		$9.32		$6.12		$7.00
Average closing price	$11.76		$10.42		$7.89		$6.49		$7.72
Dividends per share - annualized	$0.14		$—		$—		$—		$0.42
Dividend yield (10)	1.2%		0.0%		0.0%		0.0%		6.0%
Series 2013 Private Perpetual Preferred Units outstanding ($16.62 liquidation value)	1,560,360		1,560,360		1,560,360		1,560,360		1,560,360
Series 2019 Private Perpetual Preferred Units outstanding ($13.52 liquidation value)	4,664,038		4,664,038		4,664,038		4,664,038		4,664,038

Class A common stock	172,399,373		171,327,270		170,555,274		171,981,257		172,332,358
Class B common stock	1,001,179		1,004,601		1,010,130		1,010,832		1,014,221
Operating partnership units	112,322,404		113,290,326		113,713,319		115,383,860		117,475,995

Total common stock and operating partnership units outstanding (11)	285,722,956		285,622,197		285,278,723		288,375,949		290,822,574

Notes:

(1)

Represents non-GAAP financial measures. For a discussion on what these metrics represent and why the Company presents them, see page 23 and for a reconciliation of these metrics to net income, see pages 5 and 19.

(2)	Based on leases signed and commenced as of end of period.
(3)	Represents occupancy and includes signed leases not commenced.
(4)	Reflects the number of visitors who pass through the turnstile, excluding visitors who make a second visit on the same ticket at no additional charge.
(5)	Observatory revenues include the fixed license fee received from WDFG North America, the Observatory gift shop operator. See page 16.
(6)

Market capitalization represents the sum of (i) Company’s common stock per share price as of June 30, 2021 multiplied by the total outstanding number of shares of common stock and operating partnership units as of June 30, 2021; (ii) the number of Series 2014 perpetual preferred units at June 30, 2021 multiplied by $16.62, (iii) the number of Series 2019 perpetual preferred units at June 30, 2021 multiplied by $13.52, and (iv) our outstanding indebtedness as of June 30, 2021.

(7)	Calculated based on trailing 12 months Adjusted EBITDA.
(8)	Represents the amount of Core FFO paid out in distributions.
(9)	Represents the amount of Core FAD paid out in distributions.
(10)	Based on the closing price per share of Class A common stock on June 30, 2021.
(11)

As of June 30, 2021, the Company has had conversions from operating partnership units and Class B common shares to Class A common shares totaling 62.8 million shares or approximately $753 million at a closing share price of $12.00. This represents a 76% increase in the number of Class A shares since the IPO.

Second Quarter 2021
Property Summary - Same Store Net Operating Income (“NOI”) by Quarter
(unaudited and dollars in thousands)

	Three Months Ended
	June 30, 2021	March 31, 2021	December 31, 2020	September 30, 2020	June 30, 2020
Same Store Total Portfolio
Revenues	$141,383	$141,136	$138,255	$140,698	$139,610
Operating expenses	(62,479)	(64,057)	(65,313)	(67,363)	(61,661)

Same store property NOI	78,904	77,079	72,942	73,335	77,949
Straight-line rent	(3,763)	(6,347)	640	(395)	2,710
Above/below-market rent revenue amortization	(717)	(654)	(674)	(679)	(1,366)
Below-market ground lease amortization	1,958	1,958	1,958	1,957	1,958

Total same store property cash NOI - excluding lease termination fees	$76,382	$72,036	$74,866	$74,218	$81,251

Percent increase over prior year	(6.0)%	3.0%	1.5%	9.3%	18.0%

Property cash NOI	$76,382	$72,036	$74,866	$74,218	$81,251
Observatory cash NOI	3,091	(1,985)	(628)	(1,512)	(3,916)
Lease termination fees	3,339	1,289	7,841	331	1,033

Total portfolio same store cash NOI	$82,812	$71,340	$82,079	$73,037	$78,368

Same Store Manhattan Office Portfolio (1)
Revenues	$121,647	$121,611	$119,191	$121,348	$119,445
Operating expenses	(53,324)	(54,543)	(55,618)	(57,642)	(52,619)

Same store property NOI	68,323	67,068	63,573	63,706	66,826
Straight-line rent	(4,072)	(7,117)	522	(380)	1,774
Above/below-market rent revenue amortization	(717)	(654)	(674)	(679)	(1,366)
Below-market ground lease amortization	1,958	1,958	1,958	1,957	1,958

Total same store property cash NOI - excluding lease termination fees	65,492	61,255	65,379	64,604	69,192
Lease termination fees	2,863	1,167	7,834	282	863

Total same store property cash NOI	$68,355	$62,422	$73,213	$64,886	$70,055

Same Store Greater New York Metropolitan Area Office Portfolio
Revenues	$15,897	$15,721	$15,623	$15,930	$16,529
Operating expenses	(7,143)	(7,488)	(7,747)	(7,870)	(7,230)

Same store property NOI	8,754	8,233	7,876	8,060	9,299
Straight-line rent	133	480	198	23	331
Above/below-market rent revenue amortization	—	—	—	—	—
Below-market ground lease amortization	—	—	—	—	—

Total same store property cash NOI - excluding lease termination fees	8,887	8,713	8,074	8,083	9,630
Lease termination fees	476	122	7	49	170

Total same store property cash NOI	$9,363	$8,835	$8,081	$8,132	$9,800

Same Store Standalone Retail Portfolio
Revenues	$3,839	$3,804	$3,441	$3,420	$3,636
Operating expenses	(2,012)	(2,026)	(1,948)	(1,851)	(1,812)

Same store property NOI	1,827	1,778	1,493	1,569	1,824
Straight-line rent	176	290	(80)	(38)	605
Above/below-market rent revenue amortization	—	—	—	—	—
Below-market ground lease amortization	—	—	—	—	—

Total same store property cash NOI - excluding lease termination fees	2,003	2,068	1,413	1,531	2,429
Lease termination fees	—	—	—	—	—

Total same store property cash NOI	$2,003	$2,068	$1,413	$1,531	$2,429

Note:

(1)	Includes 504,284 rentable square feet of retail space in the Company’s nine Manhattan office properties.

Second Quarter 2021
Net Operating Income (“NOI”), Initial Free Rent Burn-Off and Signed Leases Not Commenced
(unaudited and dollars in thousands)

Reconciliation of Net Income to NOI and Cash NOI

	Three Months Ended
	June 30, 2021	March 31, 2021	December 31, 2020	September 30, 2020	June 30, 2020
Net income (loss)	$4,411	$(3,191)	$710	$(12,269)	$(19,618)
Add:
General and administrative expenses	14,089	13,853	13,627	14,517	18,149
Depreciation and amortization	45,088	44,457	47,397	44,733	52,783
Interest expense	23,422	23,768	23,001	23,360	23,928
Income tax expense (benefit)	(1,185)	(2,106)	(4,177)	38	(2,450)
Impairment charges	—	—	—	1,259	4,101
IPO litigation expense	—	—	—	1,165	—
Less:
Third-party management and other fees	(327)	(276)	(295)	(283)	(301)
Interest income	(164)	(122)	(108)	(366)	(1,526)

Net operating income	85,334	76,383	80,155	72,154	75,066

Straight-line rent	(3,763)	(6,347)	640	(395)	2,710
Above/below-market rent revenue amortization	(717)	(654)	(674)	(679)	(1,366)
Below-market ground lease amortization	1,958	1,958	1,958	1,957	1,958

Total cash NOI - including Observatory and lease termination income	82,812	71,340	82,079	73,037	78,368

Less: Observatory NOI	(3,091)	1,985	628	1,512	3,916
Less: Lease termination income	(3,339)	(1,289)	(7,841)	(331)	(1,033)

Total property cash NOI - excluding Observatory and lease termination income	$76,382	$72,036	$74,866	$74,218	$81,251

Burn-off of Free Rent and Signed Leases Not Commenced
	Incremental Annual Revenue	Base Cash Rent Contributing to Cash NOI in the Following Years
Total Portfolio		2021	2022	2023	2024
Commenced leases in free rent period	$20,915	$5,249	$19,357	$20,915	$20,915
Signed leases not commenced	20,540	439	6,561	18,587	20,231

Total	$41,455	$5,688	$25,918	$39,502	$41,146

Commenced leases in free rent period

	Square Feet	Cash Rent Date	Incremental Annual Revenue	Base Cash Rent Contributing to Cash NOI in the Following Years
				2021		2022	2023	2024
Third quarter 2021 - 21 leases	383,174	Jul. 2021 - Sept. 2021	$12,268	$4,463	(1)	$12,168	$12,268	$12,268
Fourth quarter 2021 - 10 leases	104,814	Oct. 2021 - Dec. 2021	5,274	786		5,274	5,274	5,274
First quarter 2022 - 7 leases	59,491	Jan. 2022 - Mar. 2022	776	—		693	776	776
Second quarter 2022 - 6 leases	57,715	Apr. 2022 - June 2022	2,132	—		1,222	2,132	2,132
Fourth quarter 2022 - 1 lease	3,695	Sept. 2022 - Dec. 2022	465	—		—	465	465

			$20,915	$5,249		$19,357	$20,915	$20,915

Signed leases not commenced (“SLNC”)

	Square	Expected Base Rent Commencement		Incremental Annual	Base Cash Rent Contributing to Cash NOI in the Following Years
Tenant	Feet	GAAP	Cash	Revenue (2)	2021	2022	2023	2024
Berkley Insurance Company	63,173	July 2021	Apr. 2023	$3,300	$—	$—	$2,466	$3,300
Transit Wireless, LLC	32,499	Sept. 2021	Sept. 2022	1,950	—	645	1,950	1,950
Belkin Burden Goldman LLP	30,598	Sept. 2021	Mar. 2022	1,840	—	1,372	1,530	1,530
Dime Community Bank	19,401	Oct. 2021	June 2022	1,040	—	606	1,044	1,044
Zentalis Pharmaceuticals	31,362	Dec. 2021	Dec. 2022	360	—	20	360	360
Burlington Stores	33,125	Jan. 2022	Jan. 2023	1,890	—	—	1,883	1,890
Target	37,173	Sept. 2022	Dec. 2022	1,610	—	130	1,610	1,610
LinkedIn Corporation:
LinkedIn Corporation	52,574	Jul. 2022	Jul. 2022	3,840	—	1,908	3,840	3,840
LinkedIn Corporation	30,283	Dec. 2022	Oct. 2023	780	—	—	193	780
Other SLNC	69,075	Sept. 2021- Feb. 2023	Oct. 2021- Feb. 2023	3,930	439	1,880	3,711	3,927

Total	399,263			$20,540	$439	$6,561	$18,587	$20,231

Notes:

(1)	As an example, the 2021 amount represents cash revenue contributing from the cash rent commencement date of July 2021 through December 2021. The full annual amount is realized in 2022.
(2)	Reflects new annual rent less annual rent from existing tenant in the space.

Second Quarter 2021 Property Summary - Leasing Activity by Quarter (unaudited)

	Three Months Ended
	June 30, 2021	March 31, 2021	December 31, 2020	September 30, 2020	June 30, 2020
Total Portfolio
Total leases executed	35	26	33	18	19
Weighted average lease term	8.3 years	10.0 years	7.7 years	8.1 years	4.7 years
Average free rent period	7.9 months	9.5 months	7.6 months	5.9 months	2.7 months

Office
Total square footage executed	179,439	170,757	395,035	242,323	99,229
Average starting cash rent psf - leases executed	$51.78	$54.42	$52.52	$50.98	$52.82
Previously escalated cash rents psf	$53.69	$50.96	$55.53	$53.74	$51.40
Percentage of new cash rent over previously escalated rents	(3.6%)	6.8%	-5.4%	-5.1%	2.8%

Retail
Total square footage executed	11,399	1,060	18,321	5,126	14,202
Average starting cash rent psf - leases executed	$185.15	$90.00	$132.75	$53.68	$145.58
Previously escalated cash rents psf	$260.21	$97.32	$234.27	$55.15	$158.58
Percentage of new cash rent over previously escalated rents	(28.8%)	(7.5%)	(43.3%)	(2.7%)	(8.2%)

Total Portfolio
Total square footage executed	190,838	171,817	413,356	247,449	113,431
Average starting cash rent psf - leases executed	$59.75	$54.64	$56.08	$51.04	$64.43
Previously escalated cash rents psf	$66.03	$51.24	$63.45	$53.77	$64.82
Percentage of new cash rent over previously escalated rents	(9.5%)	6.6%	(11.6%)	-5.1%	-0.6%

Leasing commission costs per square foot	$18.16	$20.39	$14.17	$7.31	$13.52
Tenant improvement costs per square foot	42.72	74.39	30.58	41.78	21.68

Total LC and TI per square foot (1)	$60.88	$94.78	$44.75	$49.09	$35.20

Occupancy	85.2%	85.0%	85.9%	85.9%	85.6%

Manhattan Office Portfolio (2)
Total leases executed	25	18	25	9	13

Office - New Leases
Total square footage executed	82,944	111,397	321,848	130,783	24,859
Average starting cash rent psf - leases executed	$54.41	$57.66	$54.00	$51.93	$66.94
Previously escalated cash rents psf	$55.34	$50.25	$57.87	$48.56	$61.55
Percentage of new cash rent over previously escalated rents	(1.7%)	14.7%	-6.4%	6.9%	8.7%

Office - Renewal Leases
Total square footage executed	69,523	31,612	36,571	6,049	27,123
Average starting cash rent psf - leases executed	$55.06	$57.58	$50.80	$50.48	$58.35
Previously escalated cash rents psf	$57.56	$65.12	$48.99	$60.61	$58.39
Percentage of new cash rent over previously escalated rents	(4.3%)	(11.6%)	3.7%	-16.7%	-0.1%

Retail - New and Renewal Leases
Total square footage executed	—	1,060	11,394	5,126	10,702
Average starting cash rent psf - leases executed	$—	$90.00	$116.92	$53.68	$149.50
Previously escalated cash rents psf	$—	$97.32	$201.69	$55.15	$150.16
Percentage of new cash rent over previously escalated rents	0.0%	(7.5%)	(42.0%)	(2.7%)	(0.4%)

Total Manhattan Office Portfolio
Total square footage executed	152,467	144,069	369,813	141,958	62,684
Average starting cash rent psf - leases executed	$54.71	$57.88	$55.62	$51.93	$77.32
Previously escalated cash rents psf	$56.35	$53.86	$61.25	$49.31	$75.31
Percentage of new cash rent over previously escalated rents	(2.9%)	7.5%	-9.2%	5.3%	2.7%

Leasing commission costs per square foot	$18.29	$23.57	$15.20	$3.80	$19.84
Tenant improvement costs per square foot	47.42	81.11	32.93	17.36	39.23

Total LC and TI per square foot (2)	$65.71	$104.68	$48.13	$21.16	$59.07

Occupancy	87.0%	86.2%	87.2%	86.9%	86.8%

Second Quarter 2021 Property Summary - Leasing Activity by Quarter - (Continued) (unaudited)

	Three Months Ended
	June 30, 2021	March 31, 2021	December 31, 2020	September 30, 2020	June 30, 2020
Greater New York Metropolitan Area Office Portfolio
Total leases executed	7	8	7	9	5

Total square footage executed	26,972	27,748	36,616	105,491	47,247
Average starting cash rent psf - leases executed	$35.23	$37.80	$41.23	$49.84	$42.21
Previously escalated cash rents psf	$38.65	$37.64	$43.25	$59.77	$42.04
Percentage of new cash rent over previously escalated rents	(8.8%)	0.4%	(4.7%)	(16.6%)	0.4%

Leasing commission costs per square foot	$5.01	$3.88	$6.35	$12.02	$5.78
Tenant improvement costs per square foot	19.20	39.53	12.61	74.65	—

Total LC and TI per square foot (2)	$24.21	$43.41	$18.96	$86.67	$5.78

Occupancy	76.1%	78.4%	79.0%	80.1%	79.1%

Standalone Retail Portfolio
Total leases executed	3	—	1	—	1

Total square footage executed	11,399	—	6,927	—	3,500
Average starting cash rent psf - leases executed	$185.15	$—	$158.80	$—	$133.59
Previously escalated cash rents psf	$260.21	$—	$287.86	$—	$184.31
Percentage of new cash rent over previously escalated rents	(28.8%)	0.0%	(44.8%)	0.0%	(27.5%)

Leasing commission costs per square foot	$47.58	$—	$—	$—	$4.71
Tenant improvement costs per square foot	35.51	—	—	—	—

Total LC and TI per square foot (2)	$83.09	$—	$—	$—	$4.71

Occupancy	97.1%	97.1%	97.1%	95.2%	95.2%

Notes:

(1)

Presents all tenant improvement and leasing commission costs as if they were incurred in the period in which the lease was signed, which may be different than the period in which they were actually paid.

(2)	Includes 504,284 rentable square feet of retail space in the Company’s nine Manhattan office properties.

Second Quarter 2021 Property Detail (unaudited)

Property Name	Location or Sub-Market	Rentable Square Feet (1)	Percent Occupied (2)	Annualized Rent (3)	Annualized Rent per Occupied Square Foot (4)	Number of Leases (5)
Manhattan Office Properties - Office
The Empire State Building (6)	Penn Station -Times Sq. South	2,714,822	90.1%	$149,378,270	$61.06	157
One Grand Central Place	Grand Central	1,246,457	83.5%	63,049,196	60.57	166
1400 Broadway (7)	Penn Station -Times Sq. South	917,716	86.7%	44,541,169	55.99	23
111 West 33rd Street (8)	Penn Station -Times Sq. South	641,034	97.5%	39,819,432	63.74	23
250 West 57th Street	Columbus Circle - West Side	474,092	79.1%	23,853,970	63.62	32
501 Seventh Avenue	Penn Station -Times Sq. South	461,380	79.1%	18,381,731	50.35	22
1359 Broadway	Penn Station -Times Sq. South	456,471	90.2%	23,343,179	56.69	30
1350 Broadway (9)	Penn Station -Times Sq. South	372,213	77.7%	17,653,561	61.02	52
1333 Broadway	Penn Station -Times Sq. South	295,635	87.0%	14,681,802	57.09	11

Manhattan Office Properties - Office		7,579,820	87.2%	394,702,310	59.75	516

Manhattan Office Properties - Retail
The Empire State Building	Penn Station -Times Sq. South	97,322	48.3%	5,166,777	109.84	10
One Grand Central Place	Grand Central	68,733	99.5%	8,640,857	126.40	13
1400 Broadway (7)	Penn Station -Times Sq. South	20,176	77.2%	1,720,176	110.47	7
112 West 34th Street (8)	Penn Station -Times Sq. South	91,280	100.0%	23,412,972	256.50	4
250 West 57th Street	Columbus Circle - West Side	67,927	87.6%	9,178,318	154.18	7
501 Seventh Avenue	Penn Station -Times Sq. South	33,632	90.2%	2,146,504	70.74	8
1359 Broadway	Penn Station -Times Sq. South	27,506	99.4%	2,071,163	75.75	5
1350 Broadway (9)	Penn Station -Times Sq. South	30,707	73.3%	5,752,423	255.72	4
1333 Broadway	Penn Station -Times Sq. South	67,001	100.0%	9,627,928	143.70	4

Manhattan Office Properties - Retail		504,284	85.1%	67,717,117	157.86	62

Sub-Total/Weighted Average Manhattan Office Properties - Office and Retail		8,084,104	87.0%	462,419,427	65.73	578

Greater New York Metropolitan Area Office Properties
First Stamford Place (10)	Stamford, CT	776,432	83.3%	29,017,324	44.89	41
Metro Center	Stamford, CT	286,384	59.8%	9,891,232	57.74	18
383 Main Avenue	Norwalk, CT	260,401	47.1%	3,663,940	29.89	19
500 Mamaroneck Avenue	Harrison, NY	287,305	86.7%	7,558,458	30.35	31
10 Bank Street	White Plains, NY	234,949	91.9%	8,000,420	37.05	32

Sub-Total/Weighted Average Greater New York Metropolitan Area Office Properties		1,845,471	76.1%	58,131,374	41.37	141

Standalone Retail Properties
10 Union Square	Union Square	57,984	94.7%	6,645,268	121.04	11
1542 Third Avenue	Upper East Side	56,250	100.0%	4,183,368	74.37	4
1010 Third Avenue	Upper East Side	44,662	100.0%	3,634,510	81.38	2
77 West 55th Street	Midtown	25,388	100.0%	2,741,197	107.97	3
69-97 Main Street	Westport, CT	16,874	82.9%	1,516,475	108.36	4
103-107 Main Street	Westport, CT	4,330	100.0%	606,200	140.00	1

Sub-Total/Weighted Average Standalone Retail Properties		205,488	97.1%	19,327,018	96.87	25

Portfolio Total		10,135,063	85.2%	$539,877,818	$62.49	744

Total/Weighted Average Office Properties		9,425,291	85.0%	$452,833,683	$56.52	657
Total/Weighted Average Retail Properties		709,772	88.5%	87,044,135	138.50	87

Portfolio Total		10,135,063	85.2%	$539,877,818	$62.49	744

Notes:

(1)

Excludes (i) 196,219 square feet of space across the Company’s portfolio attributable to building management use and tenant amenities and (ii) 79,613 square feet of space attributable to the Company’s observatory.

(2)	Based on leases signed and commenced as of June 30, 2021.
(3)	Represents annualized base rent and current reimbursement for operating expenses and real estate taxes.
(4)	Represents annualized rent under leases commenced as of June 30, 2021 divided by occupied square feet.
(5)

Represents the number of leases at each property or on a portfolio basis. If a tenant has more than one lease, whether or not at the same property, but with different expirations, the number of leases is calculated equal to the number of leases with different expirations.

(6)	Includes 38,912 rentable square feet of space leased by the Company’s broadcasting tenants.
(7)	Denotes a ground leasehold interest in the property with a remaining term, including unilateral extension rights available to the Company, of approximately 42 years (expiring December 31, 2063).
(8)	Denotes a ground leasehold interest in the property with a remaining term, including unilateral extension rights available to the Company, of approximately 56 years (expiring May 31, 2077).
(9)	Denotes a ground leasehold interest in the property with a remaining term, including unilateral extension rights available to the Company, of approximately 29 years (expiring July 31, 2050).
(10)	First Stamford Place consists of three buildings.

Second Quarter 2021 Total Portfolio Expirations and Vacates Summary (unaudited and in square feet)

	Three Months Ended
	Actual	Actual	Forecast (1)	Forecast (1)	Forecast (1)
	March 31, 2021	June 30, 2021	September 30, 2021	December 31, 2021	Jul. to Dec. 2021	Full Year 2022
Total Portfolio (2)
Total expirations	111,546	181,840	183,066	176,026	359,092	570,063
Less: broadcasting	—	(1,049)	(1,659)	—	(1,659)	(2,881)

Office and retail expirations	111,546	180,791	181,407	176,026	357,433	567,182

Renewals & relocations (3)	9,494	17,223	89,156	81,559	170,715	130,363
New leases (4)	43,901	8,606	19,287	—	19,287	46,481
Vacates (5)	58,151	154,962	69,034	72,162	141,196	185,570
Unknown (6)	—	—	3,930	22,305	26,235	204,768

Total Portfolio expirations and vacates	111,546	180,791	181,407	176,026	357,433	567,182

Manhattan Office Portfolio
Total expirations	75,574	142,378	160,161	100,170	260,331	365,884
Less: broadcasting	—	(1,049)	(1,659)	—	(1,659)	(2,881)

Office expirations	75,574	141,329	158,502	100,170	258,672	363,003

Renewals & relocations (3)	2,837	16,810	82,375	53,267	135,642	91,087
New leases (4)	43,901	8,606	19,287	—	19,287	44,619
Vacates (5)	28,836	115,913	52,910	25,712	78,622	89,443
Unknown (6)	—		3,930	21,191	25,121	137,854

Total expirations and vacates	75,574	141,329	158,502	100,170	258,672	363,003

Greater New York Metropolitan Area Office Portfolio
Office expirations	26,348	39,049	8,681	74,742	83,423	158,986

Renewals & relocations (3)	5,597	—	3,063	28,292	31,355	35,804
New leases (4)	—	—	—	—	—	1,862
Vacates (5)	20,751	39,049	5,618	46,450	52,068	55,310
Unknown (6)	—	—	—	—	—	66,010

Total expirations and vacates	26,348	39,049	8,681	74,742	83,423	158,986

Retail Portfolio
Retail expirations	9,624	413	14,224	1,114	15,338	45,193

Renewals & relocations (3)	1,060	413	3,718	—	3,718	3,472
New leases (4)	—	—	—	—	—	—
Vacates (5)	8,564	—	10,506	—	10,506	40,817
Unknown (6)	—	—	—	1,114	1,114	904

Total expirations and vacates	9,624	413	14,224	1,114	15,338	45,193

Notes:

(1)

These forecasts, which are subject to change, are based on management’s expectations, including, among other things, discussions with and other information provided by tenants as well as management’s analyses of past historical trends.

(2)

Any lease on month to month or short-term will re-appear in “Actual” in each period until tenant has vacated or renewed, and thus it would be double counted if periods were cumulated. “Forecast” avoids double counting.

(3)

For forecasted periods, “Renewals & relocations” includes the following: tenants renew their existing leases in all or a portion of their current spaces; tenants which signed renewal leases for a term of less than six months and reappear in forecast periods in 2021; and tenants who move within a building or within the Company’s portfolio.

(4)

For forecasted periods, “New Leases” represents leases that have been signed with a new tenant, a subtenant who signed a direct lease or a tenant who expanded. The lease commencement dates are provided on page 6. There may be downtime between the lease expiration and the new lease commencement.

(5)

For forecasted periods, “Vacates” assumes a tenant elects not to renew at the end of their existing lease or exercises an early termination option; leases that the Company decides not to renew tenant at the end of their existing lease due to anticipated future redevelopment or for other reasons. This also may include early lease terminations.

(6)	For forecasted periods, “Unknown” represents tenants’ whose intention is unknown.

Second Quarter 2021 Tenant Lease Expirations (unaudited)

	Number of Leases Expiring (1)	Rentable Square Feet Expiring (2)	Percent of Portfolio Rentable Square Feet Expiring	Annualized Rent (3)	Percent of Annualized Rent	Annualized Rent Per Rentable Square Foot
Total Lease Expirations
Available	—	1,197,013	11.8%	$—	0.0%	$—
Signed leases not commenced	14	298,194	2.9%	—	0.0%	—
2Q 2021 (4)	24	200,871	2.0%	10,735,939	2.0%	53.45
3Q 2021	16	121,771	1.2%	7,390,125	1.4%	60.69
4Q 2021	25	176,026	1.7%	9,085,346	1.7%	51.61

Total 2021	65	498,668	4.9%	27,211,410	5.0%	54.57
1Q 2022	25	150,995	1.5%	8,052,813	1.5%	53.33
2Q 2022	28	122,881	1.2%	6,631,388	1.2%	53.97
3Q 2022	28	164,285	1.6%	10,830,928	2.0%	65.93
4Q 2022	30	131,902	1.3%	7,563,980	1.4%	57.35

Total 2022	111	570,063	5.6%	33,079,109	6.1%	58.03
2023	95	641,530	6.3%	39,929,954	7.4%	62.24
2024	95	866,906	8.6%	53,021,007	9.8%	61.16
2025	79	491,470	4.8%	29,868,573	5.5%	60.77
2026	70	764,138	7.5%	42,366,581	7.8%	55.44
2027	58	599,077	5.9%	37,945,572	7.0%	63.34
2028	36	1,083,145	10.7%	58,602,136	10.9%	54.10
2029	38	882,797	8.7%	63,990,696	11.9%	72.49
2030	34	711,497	7.0%	46,819,042	8.7%	65.80
2031	20	164,372	1.6%	20,278,169	3.8%	123.37
Thereafter	43	1,366,193	13.7%	86,765,569	16.1%	63.51

Total	758	10,135,063	100.0%	$539,877,818	100.0%	$62.49

Manhattan Office Properties (5)
Available	—	767,382	10.1%	$—	0.0%	$—
Signed leases not commenced	10	206,302	2.7%	—	0.0%	—
2Q 2021 (4)	18	152,297	2.0%	7,529,998	1.9%	49.44
3Q 2021	12	110,008	1.5%	6,442,901	1.6%	58.57
4Q 2021	16	100,170	1.3%	5,789,882	1.5%	57.80

Total 2021	46	362,475	4.8%	19,762,781	5.0%	54.52
1Q 2022	18	114,682	1.5%	6,423,274	1.6%	56.01
2Q 2022	22	90,948	1.2%	5,339,755	1.4%	58.71
3Q 2022	16	64,907	0.9%	4,062,373	1.0%	62.59
4Q 2022	24	95,347	1.3%	5,627,552	1.4%	59.02

Total 2022	80	365,884	4.8%	21,452,954	5.4%	58.63
2023	74	477,641	6.3%	29,299,528	7.4%	61.34
2024	71	623,091	8.2%	37,578,533	9.5%	60.31
2025	46	304,514	4.0%	19,569,479	5.0%	64.26
2026	49	539,874	7.1%	31,608,027	8.0%	58.55
2027	40	443,551	5.9%	26,204,596	6.6%	59.08
2028	23	964,395	12.7%	53,066,376	13.4%	55.03
2029	25	637,258	8.4%	38,218,757	9.7%	59.97
2030	21	607,354	8.0%	36,598,645	9.3%	60.26
2031	10	79,905	1.1%	5,554,225	1.4%	69.51
Thereafter	31	1,200,194	15.9%	75,788,409	19.3%	63.15

Total Manhattan office properties	526	7,579,820	100.0%	$394,702,310	100.0%	$59.75

Notes:

(1)	If a lease has two different expiration dates, it is considered to be two leases (for the purpose of lease count and square footage).
(2)

Excludes (i) 196,219 rentable square feet of space across the Company portfolio attributable to building management use and tenant amenities and (ii) 79,613 square feet of space attributable to the Company’s observatory.

(3)	Represents annualized base rent and current reimbursement for operating expenses and real estate taxes.
(4)	Represents leases that are included in occupancy as of June 30, 2021 and expire on June 30, 2021.
(5)	Excludes (i) retail space in the Company’s Manhattan office properties and (ii) the Empire State Building broadcasting licenses and observatory operations.

Second Quarter 2021 Tenant Lease Expirations (unaudited)

Greater New York Metropolitan Area Office Properties	Number of Leases Expiring (1)	Rentable Square Feet Expiring (2)	Percent of Portfolio Rentable Square Feet Expiring	Annualized Rent (3)	Percent of Annualized Rent	Annualized Rent Per Rentable Square Foot
Available	—	372,526	20.2%	$—	0.0%	$—
Signed leases not commenced	2	67,711	3.7%	—	0.0%	—
2Q 2021 (4)	2	400	0.0%	1,827	0.0%	4.57
3Q 2021	2	8,281	0.4%	381,098	0.7%	46.02
4Q 2021	8	74,742	4.1%	3,217,484	5.5%	43.05

Total 2021	12	83,423	4.5%	3,600,409	6.2%	43.16
1Q 2022	6	34,512	1.9%	1,390,474	2.4%	40.29
2Q 2022	6	31,933	1.7%	1,291,633	2.2%	40.45
3Q 2022	7	57,657	3.1%	1,908,527	3.3%	33.10
4Q 2022	5	34,884	1.9%	1,714,185	2.9%	49.14

Total 2022	24	158,986	8.6%	6,304,819	10.8%	39.66
2023	16	156,389	8.5%	7,234,807	12.4%	46.26
2024	14	212,822	11.5%	9,417,757	16.2%	44.25
2025	29	163,487	8.9%	5,824,393	10.0%	35.63
2026	15	157,503	8.5%	6,574,568	11.3%	41.74
2027	12	101,288	5.5%	3,841,697	6.6%	37.93
2028	9	107,564	5.8%	3,831,990	6.6%	35.63
2029	5	138,613	7.5%	5,904,585	10.2%	42.60
2030	4	36,578	2.0%	1,813,594	3.1%	49.58
2031	—	—	0.0%	—	0.0%	—
Thereafter	1	88,581	4.8%	3,782,755	6.6%	42.70

Total greater New York metropolitan area office properties	143	1,845,471	100.0%	$58,131,374	100.0%	$41.37

Retail Properties
Available	—	57,105	8.0%	$—	0.0%	$—
Signed leases not commenced	2	24,181	3.4%	—	0.0%	—
2Q 2021 (4)	4	48,174	6.8%	3,204,114	3.7%	66.51
3Q 2021	2	3,482	0.5%	566,126	0.7%	162.59
4Q 2021	1	1,114	0.2%	77,980	0.1%	70.00

Total 2021	7	52,770	7.4%	3,848,220	4.4%	72.92
1Q 2022	1	1,801	0.3%	239,065	0.3%	132.74
2Q 2022	—	—	0.0%	—	0.0%	—
3Q 2022	5	41,721	5.9%	4,860,028	5.6%	116.49
4Q 2022	1	1,671	0.2%	222,243	0.3%	133.00

Total 2022	7	45,193	6.4%	5,321,336	6.1%	117.75
2023	5	7,500	1.1%	3,395,619	3.9%	452.75
2024	10	30,993	4.4%	6,024,717	6.9%	194.39
2025	4	23,469	3.3%	4,474,701	5.1%	190.66
2026	6	66,761	9.4%	4,183,986	4.8%	62.67
2027	6	54,238	7.6%	7,899,279	9.1%	145.64
2028	4	11,186	1.6%	1,703,770	2.0%	152.31
2029	8	106,926	15.1%	19,867,354	22.8%	185.80
2030	9	67,565	9.5%	8,406,803	9.7%	124.43
2031	10	84,467	11.9%	14,723,944	16.9%	174.32
Thereafter	11	77,418	10.9%	7,194,406	8.3%	92.93

Total retail properties	89	709,772	100.0%	$87,044,135	100.0%	$138.50

Notes:

(1)	If a lease has two different expiration dates, it is considered to be two leases (for the purpose of lease count and square footage).
(2)

Excludes (i) 196,219 rentable square feet of space across the Company portfolio attributable to building management use and tenant amenities and (ii) 79,613 square feet of space attributable to the Company’s observatory.

(3)	Represents annualized base rent and current reimbursement for operating expenses and real estate taxes.
(4)	Represents leases that are included in occupancy as of June 30, 2021 and expire on June 30, 2021.

Second Quarter 2021 Tenant Lease Expirations (unaudited)

Empire State Building Office (1)	Number of Leases Expiring (2)	Rentable Square Feet Expiring (3)	Percent of Portfolio Rentable Square Feet Expiring	Annualized Rent (4) (5)	Percent of Annualized Rent	Annualized Rent Per Rentable Square Foot
Available	—	215,679	7.9%	$—	0.0%	$—
Signed leases not commenced	1	52,574	1.9%	—	0.0%	—
2Q 2021 (6)	10	53,439	2.0%	2,628,784	1.8%	49.19
3Q 2021	1	5,121	0.2%	415,476	0.3%	81.13
4Q 2021	4	16,667	0.6%	875,930	0.6%	52.55

Total 2021	15	75,227	2.8%	3,920,190	2.6%	52.11
1Q 2022	8	53,811	2.0%	2,964,273	2.0%	55.09
2Q 2022	6	26,461	1.0%	1,507,813	1.0%	56.98
3Q 2022	6	28,706	1.1%	1,959,978	1.3%	68.28
4Q 2022	3	9,843	0.4%	634,579	0.4%	64.47

Total 2022	23	118,821	4.4%	7,066,643	4.7%	59.47
2023	25	112,852	4.2%	7,704,190	5.2%	68.27
2024	23	277,752	10.2%	17,986,692	12.0%	64.76
2025	11	94,502	3.5%	6,225,446	4.2%	65.88
2026	10	126,946	4.7%	7,926,038	5.3%	62.44
2027	11	39,972	1.5%	2,599,932	1.7%	65.04
2028	7	545,722	20.1%	29,514,818	19.8%	54.08
2029	7	282,020	10.4%	17,546,594	11.7%	62.22
2030	6	210,800	7.8%	11,477,107	7.7%	54.45
2031	5	23,038	0.8%	1,882,789	1.3%	81.73
Thereafter	14	538,917	19.8%	35,527,831	23.8%	65.92

Total Empire State Building office	158	2,714,822	100.0%	$149,378,270	100.0%	$61.06

Empire State Building Broadcasting Licenses and Leases	Annualized Base Rent (7)	Annualized Expense Reimbursements	Annualized Rent (4)	Percent of Annualized Rent
2Q 2021 (6)	$131,030	$90,135	$221,165	1.5%
3Q 2021	—	—	—	0.0%
4Q 2021	—	—	—	0.0%

Total 2021	131,030	90,135	221,165	1.5%
1Q 2022	1,236,623	355,664	1,592,287	10.8%
2Q 2022	—	—	—	0.0%
3Q 2022	—	—	—	0.0%
4Q 2022	—	—	—	0.0%

Total 2022	1,236,623	355,664	1,592,287	10.8%
2023	285,588	63,247	348,835	2.4%
2024	66,950	37,225	104,175	0.7%
2025	—	153,957	153,957	1.0%
2026	827,860	96,512	924,372	6.3%
2027	1,356,811	140,758	1,497,569	10.1%
2028	254,829	27,939	282,768	1.9%
2029	—	—	—	0.0%
2030	2,082,250	158,506	2,240,756	15.2%
2031	1,855,250	290,668	2,145,918	14.5%
Thereafter	4,667,890	606,197	5,274,087	35.7%

Total Empire State Building broadcasting licenses and leases	$12,765,081	$2,020,808	$14,785,889	100.0%

Notes:

(1)	Excludes retail space, broadcasting licenses and observatory operations.
(2)	If a lease has two different expiration dates, it is considered to be two leases (for the purpose of lease count and square footage).
(3)	Excludes 52,508 rentable square feet of space attributable to building management use.
(4)	Represents annualized base rent and current reimbursement for operating expenses and real estate taxes.
(5)

Includes approximately $4.6 million of annualized rent related to physical space occupied by broadcasting tenants for their broadcasting operations. Does not include license fees charged to broadcasting tenants.

(6)	Represents leases that are included in occupancy as of June 30, 2021 and expire on June 30, 2021.
(7)	Represents license fees for the use of the Empire State Building mast and base rent for physical space occupied by broadcasting tenants.

Second Quarter 2021 20 Largest Tenants and Portfolio Tenant Diversification by Industry (unaudited)

20 Largest Tenants	Property	Lease Expiration (1)	Weighted Average Remaining Lease Term(2)	Total Occupied Square Feet (3)	Percent of Portfolio Rentable Square Feet (4)	Annualized Rent (5)	Percent of Portfolio Annualized Rent (6)
1. LinkedIn	ESB	Aug. 2036	15.2 years	418,552	4.1%	$26,031,524	4.8%
2. Global Brands Group	ESB, 1333 Broadway	Oct. 2023 - Oct. 2028	5.9 years	353,325	3.5%	19,535,141	3.6%
3. Li & Fung	1359 Broadway, ESB	Jun. 2021 - Oct. 2028	4.5 years	252,899	2.5%	13,260,372	2.5%
4. PVH Corp.	501 Seventh Avenue	Oct. 2028	7.3 years	237,281	2.3%	11,890,257	2.2%
5. Centric Brands Inc.	ESB	Oct. 2028	7.3 years	212,154	2.1%	10,819,854	2.0%
6. Sephora	112 West 34th Street	Jan. 2029	7.6 years	11,334	0.1%	10,483,711	2.0%
7. Macy’s	111 West 33rd Street	May 2030	8.9 years	131,117	1.3%	8,185,511	1.5%
8. Coty	ESB	Jan. 2030	8.6 years	156,187	1.5%	7,966,896	1.5%
9. Signature Bank	1333 & 1400 Broadway	Jul. 2030 - Apr. 2035	13.3 years	124,884	1.2%	7,629,754	1.4%
10. Urban Outfitters	1333 Broadway	Sept. 2029	8.3 years	56,730	0.6%	7,612,048	1.4%
11. Federal Deposit Insurance Corp.	ESB	Dec. 2024	3.5 years	119,226	1.2%	7,548,953	1.4%
12. The Interpublic Group of Co’s, Inc.	111 West 33rd St & 1400 B’Way	Jul. 2024 - Feb. 2025	3.3 years	128,296	1.3%	7,334,697	1.4%
13. HNTB Corporation	ESB	Feb. 2029	7.7 years	105,143	1.0%	6,987,364	1.3%
14. Footlocker	112 West 34th Street	Sept. 2031	10.3 years	34,192	0.3%	6,927,262	1.3%
15. Franklin Templeton	First Stamford Place	Sept. 2024	3.3 years	137,583	1.4%	6,409,614	1.2%
16. Shutterstock	ESB	Apr. 2029	7.8 years	104,386	1.0%	5,946,642	1.1%
17. Fragomen	1400 Broadway	Feb. 2035	13.7 years	107,680	1.1%	5,922,400	1.1%
18. The Michael J. Fox Foundation	111 West 33rd Street	Nov. 2029	8.4 years	86,492	0.9%	5,649,928	1.1%
19. ASCAP	250 West 57th Street	Aug. 2034	13.2 years	87,943	0.9%	5,542,143	1.0%
20. Duane Reade	ESB, 1350 Broadway	May 2025 - Sept. 2027	5.0 years	39,142	0.4%	4,830,653	0.9%

Total				2,904,546	28.7%	$186,514,724	34.7%

Notes:

(1)	Expiration dates are per lease and do not assume exercise of renewal or extension options. For tenants with more than two leases, the lease expiration is shown as a range.
(2)	Represents the weighted average lease term, based on annualized rent.
(3)	Based on leases signed and commenced as of June 30, 2021.
(4)	Represents the percentage of rentable square feet of the Company’s office and retail portfolios in the aggregate.
(5)	Represents annualized base rent and current reimbursement for operating expenses and real estate taxes.
(6)	Represents the percentage of annualized rent of the Company’s office and retail portfolios in the aggregate.

Portfolio Tenant Diversification by Industry (based on annualized rent)

Second Quarter 2021 Capital Expenditures and Redevelopment Program and Leasing Opportunity (unaudited and dollars in thousands)

	Three Months Ended
	June 30, 2021	March 31, 2021	December 31, 2020	September 30, 2020	June 30, 2020
Capital expenditures
Tenant improvements - first generation	$—	$13,244	$10,098	$8,599	$4,562
Tenant improvements - second generation	15,903	6,435	6,466	12,961	5,243
Leasing commissions - first generation	—	—	—	—	1,272
Leasing commissions - second generation	5,215	3,156	6,292	730	2,048
Building improvements - first generation	1,423	78	4,436	5,672	358
Building improvements - second generation	5,541	3,462	2,531	5,494	8,075
Observatory capital project	—	—	—	498	829
Development (1)	—	98	28	767	525

Total	$28,082	$26,473	$29,851	$34,721	$22,912

Note:

(1)	Primarily represents design and engineering costs.

Tenant space redevelopment by square feet (2) (3)

•	Future redevelopment (Empire State Building) - 110,000 square feet

•	Future redevelopment (other Manhattan properties) - 280,000 square feet

•	Redevelopment completed - 7,570,000 square feet

Leasing Opportunity - Inventory of Current Vacant Space as of June 30, 2021 (in square feet)

Total Portfolio vacant space	1,495,000

Signed leases not commenced (“SLNC”):
Manhattan Office Properties SLNC	206,000
Greater New York Office Properties SLNC	68,000
Retail Properties SLNC	24,000
Redeveloped Manhattan Office space	628,000
Greater New York Office Properties space	373,000
Retail Properties space	57,000
Undeveloped Manhattan Office space	51,000
Space held off market	37,000
Other	51,000

Total	1,495,000

Notes:

(2)	These estimates are based on the Company’s current budgets and are subject to change.
(3)

Redevelopment program is for the Manhattan office assets only. Square footage based on market measurement. Developed space includes space that has been demolished and completed asbestos abatement and available for lease up or ready to be prebuilt. Permanent building use spaces, amenity spaces and broadcasting spaces are excluded.

Second Quarter 2021 Observatory Summary (unaudited and dollars in thousands)

		Three Months Ended
	Twelve Months to Date	June 30, 2021	March 31, 2021	December 31, 2020	September 30, 2020	June 30, 2020
Observatory NOI (1)
Observatory revenue (2)	$20,389	$8,359	$2,603 (7)	$5,008 (8)	$4,419 (9)	$86
Observatory expenses	21,423	5,268	4,588	5,636	5,931	4,002

NOI	(1,034)	3,091	(1,985)	(628)	(1,512)	(3,916)
Intercompany rent expense (3)	13,199	6,029	4,932	4,471	(2,233)	4,053

NOI after intercompany rent	$(14,233)	$(2,938)	$(6,917)	$(5,099)	$721	$(7,969)

Observatory Metrics
Number of visitors (4)		162,000	51,000	55,000	30,000	—
Change in visitors year over year		N/A	(87.9%)	(93.8%)	(97.1%)	N/A
Number of bad weather days during open days (“BWD”) (5)		9	17	22	N/A	N/A
Days closed due to COVID-19		—	—	—	19	91
102nd floor revenue (6)		$1,094	$392	$349	$129	$—

Notes:

(1)	Due to the COVID-19 pandemic, the Observatory was closed on March 16, 2020. The 86th floor Observatory reopened on July 20, 2020 and the 102nd floor Observatory reopened on August 24, 2020.
(2)

Observatory revenues include the fixed license fee received from WDFG North America, the Observatory gift shop operator. For the three months ended June 30, 2021, March 31, 2021, December 31, 2020, September 30, 2020, and June 30, 2020, the fixed license fee was $750, $4, $1,496, $1,180, and $0, respectively.

(3)	The Observatory pays a market-based rent payment comprised of fixed and percentage rent to the Empire State Building. Intercompany rent is eliminated upon consolidation.
(4)	Reflects the number of visitors who pass through the turnstile, excluding visitors who make a second visit on the same ticket at no additional charge.
(5)	The Company defines a bad weather day as one in which the top of the Empire State Building is obscured from view for more than 50% of the day.
(6)	Reflects revenues derived from the 102nd floor observatory which are included in total observatory revenues above.
(7)	Observatory revenue for the first quarter 2021 includes $0.1 million of deferred revenue recognized this quarter related to unused tickets.
(8)	Observatory revenue for the fourth quarter 2020 includes $1.3 million of deferred revenue recognized this quarter related to unused tickets.
(9)	Observatory revenue for the third quarter 2020 includes $2.0 million of deferred revenue recognized this quarter related to unused tickets and earned income from our tour and travel partners.

Annual Observatory Revenues 2016 to 2020

Note:

(1)	The 102nd floor observatory was closed for approximately nine months in 2019 for renovations.
(2)	The observatory experienced a significant decline in visitors from the second week of March and was closed on March 16, 2020 through July 20, 2020.

Second Quarter 2021 Condensed Consolidated Balance Sheets (unaudited and dollars in thousands)

	June 30, 2021	March 31, 2021	December 31, 2020	September 30, 2020	June 30, 2020
Assets
Commercial real estate properties, at cost:
Land	$201,196	$201,196	$201,196	$201,196	$201,196
Development costs	8,064	8,064	7,966	7,938	9,325
Building and improvements	2,959,259	2,943,148	2,924,804	2,925,532	2,914,528

	3,168,519	3,152,408	3,133,966	3,134,666	3,125,049
Less: accumulated depreciation	(1,007,429)	(973,940)	(941,612)	(927,517)	(911,546)

Commercial real estate properties, net	2,161,090	2,178,468	2,192,354	2,207,149	2,213,503
Cash and cash equivalents	540,604	567,102	526,714	373,088	872,970
Restricted cash	37,966	40,295	41,225	54,865	58,878
Tenant and other receivables	19,238	16,749	21,541	25,853	29,800
Deferred rent receivables	231,143	228,117	222,508	223,886	226,444
Prepaid expenses and other assets	71,399	50,427	77,182	50,773	68,109
Deferred costs, net	200,735	207,058	203,853	207,774	211,356
Acquired below-market ground leases, net	340,820	342,777	344,735	346,693	348,651
Right of use assets	28,998	29,051	29,104	29,154	29,205
Goodwill	491,479	491,479	491,479	491,479	491,479

Total assets	$4,123,472	$4,151,523	$4,150,695	$4,010,714	$4,550,395

Liabilities and Equity
Mortgage notes payable, net	$774,612	$775,276	$775,929	$603,178	$603,974
Senior unsecured notes, net	973,267	973,214	973,159	973,106	973,053
Unsecured term loan facility, net	387,954	387,811	387,561	387,309	387,059
Unsecured revolving credit facility, net	—	—	—	—	546,778
Accounts payable and accrued expenses	89,254	102,381	103,203	111,918	104,992
Acquired below-market leases, net	28,532	30,112	31,705	33,405	35,170
Ground lease liabilities	28,998	29,051	29,104	29,154	29,205
Deferred revenue and other liabilities	81,762	94,625	88,319	77,572	62,996
Tenants’ security deposits	25,885	27,858	30,408	51,257	51,130

Total liabilities	2,390,264	2,420,328	2,419,388	2,266,899	2,794,357
Total equity	1,733,208	1,731,195	1,731,307	1,743,815	1,756,038

Total liabilities and equity	$4,123,472	$4,151,523	$4,150,695	$4,010,714	$4,550,395

Second Quarter 2021 Condensed Consolidated Statements of Operations (unaudited and in thousands, except per share amounts)

	Three Months Ended
	June 30, 2021	March 31, 2021	December 31, 2020	September 30, 2020		June 30, 2020
Revenues
Rental revenue (1)	$140,797	$140,231	$137,050	$139,909		$137,999
Observatory revenue	8,359	2,603	5,008	4,419		86
Lease termination fees	3,339	1,289	7,841	331		1,033
Third party management and other fees	327	276	295	283		301
Other revenue and fees	586	905	1,205	1,633		1,611

Total revenues	153,408	145,304	151,399	146,575		141,030
Operating expenses
Property operating expenses	28,793	30,279	31,087	33,836		29,750
Ground rent expenses	2,332	2,331	2,332	2,331		2,332
General and administrative expenses	14,089	13,853	13,627	14,517		18,149
Observatory expenses	5,268	4,588	5,636	5,931		4,002
Real estate taxes	31,354	31,447	31,894	31,196		29,579
Impairment charges	—	—	—	2,103	(3)	4,101 (2)
Depreciation and amortization	45,088	44,457	47,397	44,733		52,783

Total operating expenses	126,924	126,955	131,973	134,647		140,696

Total operating income	26,484	18,349	19,426	11,928		334

Other income (expense)
Interest income	164	122	108	366		1,526
Interest expense	(23,422)	(23,554)	(23,001)	(23,360)		(23,928)
Loss on early extinguishment of debt	—	(214)	—	—		—
Initial public offering litigation expense	—	—	—	(1,165	)(4)	—

Income (loss) before income taxes	3,226	(5,297)	(3,467)	(12,231)		(22,068)
Income tax (expense) benefit	1,185	2,106	4,177	(38)		2,450

Net income (loss)	4,411	(3,191)	710	(12,269)		(19,618)
Perpetual preferred unit distributions	(1,051)	(1,050)	(1,050)	(1,050)		(1,047)
Net (income) loss attributable to non-controlling interests	(1,285)	1,620	130	5,115		7,872

Net income (loss) attributable to common stockholders	$2,075	$(2,621)	$(210)	$(8,204)		$(12,793)

Weighted average common shares outstanding
Basic	171,615	171,735	171,970	173,048		175,433

Diluted	278,436	277,881	278,471	280,940		283,384

Net income (loss) per share attributable to common stockholders
Basic and diluted	$0.01	$(0.02)	$—	$(0.05)		$(0.07)

Dividends per share	$0.035	$—	$—	$—		$0.105

(1)	The following table reflects the components of rental revenue.

	Three Months Ended
	June 30, 2021	March 31, 2021	December 31, 2020	September 30, 2020	June 30, 2020
Rental Revenue
Base rent	$125,091	$126,231	$121,486	$123,821	$122,374
Billed tenant expense reimbursement	15,706	14,000	15,564	16,088	15,625

Total rental revenue	$140,797	$140,231	$137,050	$139,909	$137,999

The Company believes the preceding table of the components of rental revenue is not, and is not intended to be, a presentation in accordance with GAAP. The Company believes this information is frequently used by management, investors, securities analysts and other interested parties to evaluate the Company’s performance.

(2)

Reflects a non-cash write-off of prior capitalized expenditures on a combined heat and power generation project for the Empire State Building that has been rendered economically unfeasible due to New York City’s new Local Law 97.

(3)	Reflects a non-cash write-off of prior capitalized expenditures on a development project that is unlikely to continue.
(4)	Represents an accrued expense which reflects an estimated liability associated with the IPO-related litigation.

Second Quarter 2021

Funds from Operations (“FFO”), Modified Funds From Operations (“Modified FFO”), Core Funds

from Operations (“Core FFO”), Core Funds Available for Distribution (“Core FAD”) and EBITDA

(unaudited and in thousands, except per share amounts)

	Three Months Ended
	June 30, 2021	March 31, 2021	December 31, 2020	September 30, 2020	June 30, 2020
Reconciliation of Net Income to FFO, Modified FFO and Core FFO
Net Income (loss)	$4,411	$(3,191)	$710	$(12,269)	$(19,618)
Preferred unit distributions	(1,051)	(1,050)	(1,050)	(1,050)	(1,047)
Real estate depreciation and amortization	43,480	43,104	45,690	43,029	51,096
Impairment charges, net of reimbursement	—	—	—	1,259	4,101

FFO attributable to common stockholders and non-controlled interests	46,840	38,863	45,350	30,969	34,532
Amortization of below-market ground lease	1,958	1,958	1,958	1,957	1,958

Modified FFO attributable to common stockholders and non-controlled interests	48,798	40,821	47,308	32,926	36,490
Loss on early extinguishment of debt	—	214	—	—	—
Severance expenses	—	—	—	805	3,008
IPO litigation expense	—	—	—	1,165	—

Core FFO attributable to common stockholders and non-controlled interests	$48,798	$41,035	$47,308	$34,896	$39,498

Total weighted average shares and Operating Partnership Units
Basic	277,893	277,881	278,427	280,940	283,384

Diluted	278,436	277,881	278,471	280,940	283,384

FFO attributable to common stockholders and non-controlled interests per share
Basic	$0.17	$0.14	$0.16	$0.11	$0.12

Diluted	$0.17	$0.14	$0.16	$0.11	$0.12

Modified FFO attributable to common stockholders and non-controlled interests per share
Basic	$0.18	$0.15	$0.17	$0.12	$0.13

Diluted	$0.18	$0.15	$0.17	$0.12	$0.13

Core FFO attributable to common stockholders and non-controlled interests per share
Basic	$0.18	$0.15	$0.17	$0.12	$0.14

Diluted	$0.18	$0.15	$0.17	$0.12	$0.14

Reconciliation of Core FFO to Core FAD
Core FFO	$48,798	$41,035	$47,308	$34,896	$39,498
Add:
Amortization of deferred financing costs	1,136	1,204	1,150	1,041	1,049
Non-real estate depreciation and amortization	1,608	1,353	1,707	1,704	1,686
Amortization of non-cash compensation expense	5,303	4,735	5,321	5,504	8,778
Amortization of loss on interest rate derivative	1,529	1,529	1,529	1,529	938
Deduct:
Straight-line rental revenues	(3,763)	(6,347)	640	(395)	2,710
Above/below-market rent revenue amortization	(717)	(654)	(674)	(679)	(1,366)
Corporate capital expenditures	(30)	(109)	(425)	(332)	(141)
Tenant improvements - second generation	(15,903)	(6,435)	(6,466)	(12,961)	(5,243)
Building improvements - second generation	(5,541)	(3,462)	(2,531)	(5,494)	(8,075)
Leasing commissions - second generation	(5,215)	(3,156)	(6,292)	(730)	(2,048)

Core FAD	$27,205	$29,693	$41,267	$24,083	$37,786

Reconciliation of Net Income to EBITDA and Adjusted EBITDA
Net income (loss)	$4,411	$(3,191)	$710	$(12,269)	$(19,618)
Interest expense	23,422	23,554	23,001	23,360	23,928
Income tax expense (benefit)	(1,185)	(2,106)	(4,177)	38	(2,450)
Depreciation and amortization	45,088	44,457	47,397	44,733	52,783

EBITDA	71,736	62,714	66,931	55,862	54,643
Impairment charges, net of reimbursement	—	—	—	1,259	4,101

Adjusted EBITDA	$71,736	$62,714	$66,931	$57,121	$58,744

Second Quarter 2021 Debt Summary (unaudited and dollars in thousands)

	June 30, 2021			March 31, 2021
		Weighted Average			Weighted Average
Debt Summary	Balance	Interest Rate	Maturity (Years)	Balance	Interest Rate	Maturity (Years)
Fixed rate mortgage debt	$784,858	3.81%	8.0	$785,876	3.81%	8.2
Senior unsecured notes	975,000	4.10%	8.7	975,000	4.10%	8.9
Unsecured term loan facilities (1)	265,000	3.40%	4.1	265,000	3.40%	4.3

Total fixed rate debt	2,024,858	3.91%	7.8	2,025,876	3.91%	8.1

Unsecured term loan facilities	125,000	1.60%	5.5	125,000	1.61%	5.8
Unsecured revolving credit facilities	—	—	3.8	—	0.00%	4.0

Total variable rate debt	125,000	1.60%	5.0	125,000	1.61%	5.3

Total debt	2,149,858	3.91%	7.7	2,150,876	3.91%	7.9

Deferred financing costs, net	(14,025)			(14,575)

Total	$2,135,833			$2,136,301

Note:

(1)	LIBOR is fixed at 2.1485% for $265 million under a variable to fixed interest rate swap agreement.

Available Capacity	Facility	Outstanding at June 30, 2021	Letters of Credit	Available Capacity
Unsecured revolving credit facility (1)	$850,000	$—	$—	$850,000

Covenant Summary	Required		Current Quarter		In Compliance
Maximum Total Leverage(2)	< 60%		37.6%		Yes
Maximum Secured Debt	< 40%		13.7%		Yes
Minimum Fixed Charge Coverage	> 1.50	x	2.6	x	Yes
Minimum Unencumbered Interest Coverage	> 1.75	x	5.3	x	Yes
Maximum Unsecured Leverage	< 60%		29.4%		Yes

Notes:

(1)

The unsecured revolving credit and term loan facilities have an accordion feature allowing for an increase in maximum aggregate principal balance to $1.5 billion under certain circumstances. This unsecured revolving credit facility matures in March 2025 with two additional six-month extension options.

(2)	Represents the ratio of total indebtedness to total asset value as defined and determined in accordance with the credit facility agreement.

Second Quarter 2021 Debt Detail (unaudited and dollars in thousands)

	Stated Interest Rate (%)	Effective Interest Rate (%) (1)	Principal Balance	Maturity Date	Amortization
Fixed rate mortgage debt:
Metro Center	3.59%	3.66%	$86,217	11/5/2024	30 years
10 Union Square	3.70%	3.97%	50,000	4/1/2026	Interest only
1542 Third Avenue	4.29%	4.53%	30,000	5/1/2027	Interest only
First Stamford Place (2)	4.28%	4.73%	180,000	7/1/2027	5 years interest only; 30 years thereafter
1010 Third Avenue and 77 West 55th Street	4.01%	4.21%	37,078	1/5/2028	30 years
250 West 57th Street	2.83%	3.21%	180,000	12/1/2030	Interest only
10 Bank Street	4.23%	4.36%	31,563	6/1/2032	25 years
383 Main Avenue	4.44%	4.55%	30,000	6/30/2032	5 years interest only; 30 years thereafter
1333 Broadway	4.21%	4.29%	160,000	2/5/2033	Interest only

Total mortgage debt			784,858

Unsecured term loan facility	LIBOR plus 1.20%	3.57%	215,000	3/19/2025	Interest only
Unsecured revolving credit facility	LIBOR plus 1.30%	—	—	3/31/2025	Interest only
Unsecured term loan facility	LIBOR plus 1.50%	3.63%	175,000	12/31/2026	Interest only
Senior unsecured notes:
Series A	3.93%	3.96%	100,000	3/27/2025	Interest only
Series B	4.09%	4.12%	125,000	3/27/2027	Interest only
Series C	4.18%	4.21%	125,000	3/27/2030	Interest only
Series D	4.08%	4.11%	115,000	1/22/2028	Interest only
Series E	4.26%	4.27%	160,000	3/22/2030	Interest only
Series F	4.44%	4.45%	175,000	3/22/2033	Interest only
Series G	3.61%	4.89%	100,000	3/17/2032	Interest only
Series H	3.73%	5.00%	75,000	3/17/2035	Interest only

Total / weighted average debt	3.91%	4.11%	2,149,858

Deferred financing costs, net			(14,025)

Total			$2,135,833

Notes:

(1)	The effective interest rate is composed of the stated interest rate, deferred financing cost amortization and interest associated with variable to fixed interest rate swap agreements.
(2)	Represents a $164 million mortgage loan bearing interest at 4.09% and a $16 million loan bearing interest at 6.25%.

Second Quarter 2021 Debt Maturities and Ground Lease Commitments (unaudited and dollars in thousands)

Year	Maturities (1)	Amortization	Total	Percentage of Total Debt	Weighted Average Interest Rate of Maturing Debt
2021	$—	$2,064	$2,064	0.1%	n/a
2022	—	5,628	5,628	0.3%	n/a
2023	—	7,876	7,876	0.4%	n/a
2024	77,675	7,958	85,633	4.0%	3.59%
2025	315,000	5,826	320,826	14.9%	3.57%
2026	225,000	6,080	231,080	10.7%	3.83%
2027	319,000	5,008	324,008	15.1%	4.21%
2028	146,092	1,877	147,969	6.9%	4.06%
2029	—	1,959	1,959	0.1%	n/a
2030	465,000	2,045	467,045	21.7%	3.68%
Thereafter	552,655	3,115	555,770	25.9%	4.13%

Total debt	$2,100,422	$49,436	2,149,858	100.0%	3.91%

Deferred financing costs, net			(14,025)

Total			$2,135,833

Note:

(1)	Assumes no extension options are exercised.

Debt Maturity and Amortization Profile

Ground Lease Commitments (1)

Year	1350 Broadway (2)	1400 Broadway (3)	111 West 33rd Street (4)	Total
2021	$54	$338	$368	$759
2022	108	675	735	1,518
2023	108	675	735	1,518
2024	108	675	735	1,518
2025	108	675	735	1,518
Thereafter	1,821	25,650	37,791	65,262

	$2,307	$28,688	$41,099	$72,093

Notes:

(1)	There are no fair value market resets, no step-ups, and no escalations in the three ground lease commitments.
(2)	Expires July 31, 2050 with a remaining term, including unilateral extension rights available to the Company, of approximately 29 years.
(3)	Expires December 31, 2063 with a remaining term, including unilateral extension rights available to the Company, of approximately 42 years.
(4)	Expires May 31, 2077 with a remaining term, including unilateral extension rights available to the Company, of approximately 56 years.

Second Quarter 2021 Supplemental Definitions

Funds From Operations (“FFO”)

We compute FFO in accordance with the “White Paper” on FFO published by the National Association of Real Estate Investment Trusts, or NAREIT, which defines FFO as net income (loss) (determined in accordance with GAAP), excluding impairment writedowns of investments in depreciable real estate and investments in in-substance real estate investments, gains or losses from debt restructurings and sales of depreciable operating properties, plus real estate-related depreciation and amortization (excluding amortization of deferred financing costs), less distributions to non-controlling interests and gains/losses from discontinued operations and after adjustments for unconsolidated partnerships and joint ventures. FFO is a widely recognized non-GAAP financial measure for REITs that we believe, when considered with financial statements determined in accordance with GAAP, is useful to investors in understanding financial performance and providing a relevant basis for comparison among REITs. In addition, FFO is useful to investors as it captures features particular to real estate performance by recognizing that real estate has generally appreciated over time or maintains residual value to a much greater extent than do other depreciable assets. Investors should review FFO, along with GAAP net income, when trying to understand an equity REIT’s operating performance. We present FFO because we consider it an important supplemental measure of our operating performance and believe that it is frequently used by securities analysts, investors and other interested parties in the evaluation of REITs. However, because FFO excludes depreciation and amortization and captures neither the changes in the value of our properties that result from use or market conditions nor the level of capital expenditures and leasing commissions necessary to maintain the operating performance of our properties, all of which have real economic effect and could materially impact our results of operations, the utility of FFO as a measure of its performance is limited. There can be no assurance that FFO presented by us is comparable to similarly titled measures of other REITs. FFO does not represent cash generated from operating activities and should not be considered as an alternative to net income (loss) determined in accordance with GAAP or to cash flow from operating activities determined in accordance with GAAP. FFO is not indicative of cash available to fund ongoing cash needs, including the ability to make cash distributions. Although FFO is a measure used for comparability in assessing the performance of REITs, as the NAREIT White Paper only provides guidelines for computing FFO, the computation of FFO may vary from one company to another.

Modified Funds From Operations (“Modified FFO”)

Modified FFO adds back an adjustment for any above or below-market ground lease amortization to traditionally defined FFO. We consider this a useful supplemental measure in evaluating our operating performance due to the non-cash accounting treatment under GAAP, which stems from the third quarter 2014 acquisition of two option properties following our formation transactions as they carry significantly below market ground leases, the amortization of which is material to our overall results. We present Modified FFO because we consider it an important supplemental measure of our operating performance in that it adds back the non-cash amortization of below-market ground leases. There can be no assurance that Modified FFO presented by us is comparable to similarly titled measures of other REITs. Modified FFO does not represent cash generated from operating activities and should not be considered as an alternative to net income (loss) determined in accordance with GAAP or to cash flow from operating activities determined in accordance with GAAP. Modified FFO is not indicative of cash available to fund ongoing cash needs, including the ability to make cash distributions.

Core Funds From Operations (“Core FFO”)

Core FFO adds back to Modified FFO the following items: loss on early extinguishment of debt, acquisition expenses, severance expenses and IPO litigation expense. The Company presents Core FFO because it considers it an important supplemental measure of its operating performance in that it excludes non-recurring items. There can be no assurance that Core FFO presented by the Company is comparable to similarly titled measures of other REITs. Core FFO does not represent cash generated from operating activities and should not be considered as an alternative to net income (loss) determined in accordance with GAAP or to cash flow from operating activities determined in accordance with GAAP. Core FFO is not indicative of cash available to fund ongoing cash needs, including the ability to make cash distributions. In future periods, we may also exclude other items from Core FFO that we believe may help investors compare our results.

Core Funds Available for Distribution (“Core FAD”)

In addition to Core FFO, we present Core FAD by (i) adding to Core FFO non-real estate depreciation and amortization, the amortization of deferred financing costs, amortization of debt discounts and non-cash compensation expenses and (ii) deducting straight line rent, recurring second generation leasing commissions, tenant improvements, prebuilts, capital expenditures, furniture, fixtures & equipment, amortization of debt premiums and above/below market rent revenue. Core FAD is presented solely as a supplemental disclosure that we believe provides useful information regarding our ability to fund our dividends. Core FAD does not represent cash generated from operating activities and should not be considered as an alternative to net income (loss) determined in accordance with GAAP or to cash flow from operating activities determined in accordance with GAAP. Core FAD is not indicative of cash available to fund ongoing cash needs., including the ability to make cash distributions. There can be no assurance that Core FAD presented by us is comparable to similarly titled measures of other REITs.

Net Operating Income (NOI)

NOI is a non-GAAP financial measure of performance. NOI is used by our management to evaluate and compare the performance of our properties and to determine trends in earnings and to compute the fair value of our properties as it is not affected by; (i) the cost of funds of the property owner, (ii) the impact of depreciation and amortization expenses as well as gains or losses from the sale of operating real estate assets that are included in net income computed in accordance with GAAP, (iii) acquisition expenses, impairment charges, loss on early extinguishment of debt and loss from derivative financial instruments or (iv) general and administrative expenses and other gains and losses that are specific to the property owner. The cost of funds is eliminated from net operating income because it is specific to the particular financing capabilities and constraints of the owner. The cost of funds is also eliminated because it is dependent on historical interest rates and other costs of capital as well as past decisions made by us regarding the appropriate mix of capital which may have changed or may change in the future. Depreciation and amortization expenses as well as gains or losses from the sale of operating real estate assets are eliminated because they may not accurately represent the actual change in value in our office or retail properties that result from use of the properties or changes in market conditions. While certain aspects of real property do decline in value over time in a manner that is reasonably captured by depreciation and amortization, the value of the properties as a whole have historically increased or decreased as a result of changes in overall economic conditions instead of from actual use of the property or the passage of time. Gains and losses from the sale of real property vary from property to property and are affected by market conditions at the time of sale which will usually change from period to period. These gains and losses can create distortions when comparing one period to another or when comparing our operating results to the operating results of other real estate companies that have not made similarly timed, purchases or sales. We believe that eliminating these costs from net income is useful because the resulting measure captures the actual revenue, generated and actual expenses incurred in operating our properties as well as trends in occupancy rates, rental rates and operating costs. However, the usefulness of NOI is limited because it excludes general and administrative costs, interest expense, depreciation and amortization expense and gains or losses from the sale of properties, and other gains and losses as stipulated by GAAP, the level of capital expenditures and leasing costs necessary to maintain the operating performance of our properties, all of which are significant economic costs. NOI may fail to capture significant trends in these components of net income which further limits its usefulness. NOI is a measure of the operating performance of our properties but does not measure our performance as a whole. NOI is therefore not a substitute for net income as computed in accordance with GAAP. This measure should be analyzed in conjunction with net income computed in accordance with GAAP. Other companies may use different methods for calculating NOI or similarly titled measures and, accordingly, our NOI may not-be comparable to similarly titled measures reported by other companies that do not define the measure exactly as we do.

EBITDA and Adjusted EBITDA

We compute EBITDA as net income plus interest expense, income taxes and depreciation. We present EBITDA because we believe that EBITDA, along with cash flow from operating activities, investing activities and financing activities, provides investors with an additional indicator of its ability to incur and service debt. EBITDA should not be considered as an alternative to net income (determined in accordance with GAAP), as an indication of our financial performance, as an alternative to net cash flows from operating activities (determined in accordance with GAAP), or as a measure of its liquidity. For adjusted EBITDA, we add back impairment charges.